SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : September 27, 1999

MERRILL LYNCH MORTGAGE INVESTORS INC, (as depositor under the Pooling and Servicing Agreement, dated March 1, 1999, which forms C-BASS Trust 1999-CB1, which will issue the C-BASS Mortgage Loan Asset-Backed Certificates, Series 1999-CB1).

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
             (Exact name of registrant as specified in its charter)


       Delaware                     333-39127-07               13-5674085
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


World Financial Center North Tower
250 Vesey Street, 17th Floor
New York, New York                                             10281-1315
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (212) 449-1000

                                       N/A
         (Former name or former address, if changed since last report.)


                                   Page 1 of 4
                                                  This report consists of 9
                                                 consecutively numbered pages.

Item 5.    Other Events.

     This report and the attached exhibit is being filed pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended, with respect to the Registrant's C-Bass Mortgage Loan Asset-Backed Certificates, Series 1999-CB1 (the "Certificates"). The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of March 1, 1999 ( the "Agreement"), among Merrill Lynch Mortgage Investors, Inc., as depositor, Credit-Based Asset Servicing and Securitization LLC, as seller, Litton Loan Servicing LP, as servicer, and The Chase Manhattan Bank, as trustee. On September 27, 1999 distribution was made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit
99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on September 27, 1999, as Exhibit 99.1.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     THE CHASE MANHATTAN BANK,
                                     not in its individual capacity but solely as Trustee under the Agreement referred to herein



Date:    October 14, 1999               By:  /s/ Kimberly K. Costa
                                        Kimberly K. Costa
                                        Vice President

INDEX TO EXHIBITS
      Exhibit
      Number                  Description of Exhibits                    Page

        99.1             Monthly Certificateholder Statement on             5
                         September 27, 1999.

                              EXHIBIT 99.1

          Monthly Certificateholder Statement September 27, 1999


                           C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES SERIES 1999-CB1
                                           STATEMENT TO CERTIFICATEHOLDERS
                                                   September 27, 1999
-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
        ORIGINAL           PRIOR                                                                                       CURRENT
        FACE               PRINCIPAL                                                     REALIZED       DEFERRED       PRINCIPAL
CLASS   VALUE              BALANCE           PRINCIPAL       INTEREST      TOTAL         LOSSES         INTEREST       BALANCE
-----------------------------------------------------------------------------------------------------------------------------------

IA         62477638.00      59058006.34     458575.39      319897.53      778472.92         0.00         0.00         58599430.95
IAPO          31361.00         31047.31         38.47           0.00          38.47         0.00         0.00            31008.84
IM1          648000.00        643727.84        870.52        3486.86        4357.38         0.00         0.00           642857.32
IM2          324000.00        321863.92        435.26        1743.43        2178.69         0.00         0.00           321428.66
IM3          389000.00        386435.38        522.58        2093.19        2615.77         0.00         0.00           385912.80
IM4           98000.00         97353.90        131.65         527.33         658.98         0.00         0.00            97222.25
IB1           98000.00         97353.90        131.65         527.33         658.98         0.00         0.00            97222.25
IB2          162000.00        160931.94        217.63         871.71        1089.34         0.00         0.00           160714.31
IB3          551050.60        547417.61        740.28        2965.18        3705.46         0.00         0.00           546677.33
IIA       112788000.00      92927546.44    2741439.27      487143.62     3228582.89         0.00         0.00         90186107.17
IIM1        6714000.00       6714000.00          0.00       40228.05       40228.05         0.00         0.00          6714000.00
IIM2        6714000.00       6714000.00          0.00       44368.35       44368.35         0.00         0.00          6714000.00
IIB         5908000.00       5908000.00          0.00       40617.50       40617.50         0.00         0.00          5908000.00
X                 0.00             0.00          0.00           0.00           0.00         0.00         0.00                0.00
R                 0.00             0.00          0.00           0.00           0.00         0.00         0.00                0.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTALS    196903049.60     173607684.58    3203102.70      944470.08     4147572.78         0.00         0.00        170404581.88
-----------------------------------------------------------------------------------------------------------------------------------
IAIO       64303873.90      60873903.33          0.00       94205.14       94205.14         0.00         0.00         60412797.78
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------  -------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                           PASS-THROUGH RATES
                     PRIOR                                                        CURRENT                         CURRENT
                     PRINCIPAL                                                    PRINCIPAL                       PASS-THRU
CLASS  CUSIP         FACTOR          PRINCIPAL        INTEREST        TOTAL       FACTOR           CLASS          RATE
---------------------------------------------------------------------------------------------  ------------------------------------
IA       12489WAA2     945.26631016    7.33983237   5.12019244    12.46002482  937.92647779          IA       6.500000%
IAPO     12489WAC8     989.99744906    1.22668282   0.00000000     1.22668282  988.77076624         IAPO      0.000000%
IM1      12489WAD6     993.40716049    1.34339506   5.38095679     6.72435185  992.06376543          IM1      6.500000%
IM2      12489WAE4     993.40716049    1.34339506   5.38095679     6.72435185  992.06376543          IM2      6.500000%
IM3      12489WAF1     993.40714653    1.34339332   5.38095116     6.72434447  992.06375321          IM3      6.500000%
IM4      12489WAG9     993.40714286    1.34336735   5.38091837     6.72428571  992.06377551          IM4      6.500000%
IB1      N/A           993.40714286    1.34336735   5.38091837     6.72428571  992.06377551          IB1      6.500000%
IB2      N/A           993.40703704    1.34339506   5.38092593     6.72432099  992.06364198          IB2      6.500000%
IB3      N/A           993.40715716    1.34339750   5.38095776     6.72435526  992.06375966          IB3      6.500000%
IIA      12489WAH7     823.91341668   24.30612539   4.31910859    28.62523398  799.60729129          IIA      5.718750%
IIM1     12489WAJ3    1000.00000000    0.00000000   5.99166667     5.99166667 1000.00000000          IIM1     7.190000%
IIM2     12489WAK0    1000.00000000    0.00000000   6.60833333     6.60833333 1000.00000000          IIM2     7.930000%
IIB      12489WAL8    1000.00000000    0.00000000   6.87500000     6.87500000 1000.00000000          IIB      8.250000%
---------------------------------------------------------------------------------------------  ------------------------------------
TOTALS                 881.69119235   16.26741031    4.79662495  21.06403526   865.42378204
---------------------------------------------------------------------------------------------  ------------------------------------
IAIO     12489WAB0     946.65996989    0.00000000   1.46499945     1.46499945  939.48924250         IAIO     1.85705500%
---------------------------------------------------------------------------------------------  ------------------------------------

If there are any questions or problems with this statement, please contact the Administrator listed below:

                     ---------------------------------------
                                KIMBERLY COSTA
                THE CHASE MANHATTAN BANK - STRUCTURED FINANCE SERVICES
                        450 WEST 33RD STREET, 14TH FLOOR
                            NEW YORK, NEW YORK 10001
                              TEL:  212/946-3247
                       Email: kimberly.k.costa@chase.com
                     ---------------------------------------
                                                                                   (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION


                           C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES SERIES 1999-CB1
                                                    September 27, 1999
                    Group 1 Available Funds                                                                          887,981.17
                    Group 2 Available Funds                                                                        3,353,796.80

Overcollateralization Information
                    Overcollateralization Amount (prior to Extra PDA)                                              3,799,963.17
                    Overcollateralization Release Amount                                                                   0.00
                    Overcollateralization Deficiency Amount                                                        2,577,937.07
                    Target Overcollateralization Amount                                                            6,377,900.24

                    Extra Principal Distribution Amount                                                              241,722.72
                    Monthly Excess Interest Amount                                                                   241,722.72
                    Monthly Excess Cashflow Amount                                                                   241,722.72
                    Overcollateralization Deficiency (After Distribution)                                          2,336,214.35
                    Overcollateralization Amount (After Distribution)                                              4,041,685.89

Fees and Advances
                    Servicing Fee                                                                                     67,529.84
                    Trustee Fee                                                                                        2,217.60
                    Lender PMI                                                                                        23,298.65
                    Total Advances                                                                                 2,387,909.44
                    Group 1 Advances                                                                               1,087,519.94
                    Group 2 Advances                                                                               1,300,389.50

Mortgage Loan Information
                    Total Principal Balance                                                                      174,446,268.74
                    Loan Count                                                                                            2,070
                    Weighted Average Remaining Term                                                                         302
                    Weighted Average Loan Rate                                                                           9.2901%
                    Aggregate Amount of Prepayment                                                                 2,765,886.64
                    Aggregate Amount of Realized Losses                                                                    0.00
                    Prepayment Interest Shortfalls (not covered by servicer)                                               0.00
                    Relief Act Shortfalls                                                                                  0.00
                    Extraordinary Trust Fund Expenses                                                                      0.00

Group 1 Loan Information
                    Principal Balance                                                                             60,882,476.68
                    Non-Po Principal Balance                                                                      60,851,399.01
                    Po Principal Balance                                                                              31,076.67
                    Loan Count                                                                                             932
                    Weighted Average Remaining Term                                                                        283
                    Weighted Average Loan Rate                                                                           8.7295%
                    Aggregate Amount of Prepayment                                                                   378,710.24
                    Aggregate Amount of Realized Losses                                                                    0.00
                    Prepayment Interest Shortfalls (not covered by servicer)                                               0.00
                    Relief Act Shortfalls                                                                                  0.00
                    Extraordinary Trust Fund Expenses                                                                      0.00
                    Non-Po Amount of Scheduled Principal                                                              82,914.74
                    Non-Po Amount of Unscheduled Principal                                                           378,710.24
                    Po Amount of Scheduled Principal                                                                      38.47
                    Po Amount of Unscheduled Principal                                                                     0.00

Group 2 Loan Information
                    Principal Balance                                                                            113,563,793.06
                    Loan Count                                                                                            1,138
                    Weighted Average Remaining Term                                                                         313
                    Weighted Average Loan Rate                                                                           9.5864 %
                    Aggregate Amount of Prepayment                                                                 2,387,176.40
                    Aggregate Amount of Realized Losses                                                                    0.00
                    Prepayment Interest Shortfalls (not covered by servicer)                                               0.00
                    Relief Act Shortfalls                                                                                  0.00
                    Extraordinary Trust Fund Expenses                                                                      0.00

                    Basis Risk Reserve Fund Balance                                                                    1,000.00
                    Libor Carryover Amount                                                                                 0.00

                                                                                   (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION
                                      -7-

                           C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES SERIES 1999-CB1
                                                       September 27, 1999
Interest Shortfalls
                    Class ia1                                                                                           0.00
                    Class ia-io                                                                                         0.00
                    Class im1                                                                                           0.00
                    Class im2                                                                                           0.00
                    Class im3                                                                                           0.00
                    Class im4                                                                                           0.00
                    Class ib1                                                                                           0.00
                    Class ib2                                                                                           0.00
                    Class ib3                                                                                           0.00
                    Class iia                                                                                           0.00
                    Class iim1                                                                                          0.00
                    Class iim2                                                                                          0.00
                    Class iib                                                                                           0.00

Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency

                                        Group 1
                  Category         Number        Principal Balance        Percentage
                 --------------------------------------------------------------------
                    1 Month            204        12,737,994.11            20.92%
                    2 Months            97         7,563,702.47            12.42%
                    3+ Months           53         3,484,372.70             5.72%
                    Total              354        23,786,069.28            39.06%

                                        Group 2
                  Category         Number        Principal Balance        Percentage
                 --------------------------------------------------------------------
                    1 Month            155        13,654,829.94            12.02%
                    2 Months            45         4,577,198.10            4.03%
                    3+ Months           17         1,665,747.61            1.47%
                    Total              217        19,897,775.65            17.52%

                                        Group Totals
                  Category         Number        Principal Balance        Percentage
                 --------------------------------------------------------------------
                    1 Month            359        26,392,824.05            15.13%
                    2 Months           142        12,140,900.57             6.96%
                    3+ Months           70         5,150,120.31             2.95%
                    Total              571        43,683,844.93            25.04%

Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure

                                                  Group 1
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                  55              3,607,766.93           5.93 %

                                                  Group 2
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                  65              6,049,694.87           5.33 %

                                                  Group Totals
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                 120              9,657,461.80           5.54 %


                                                                                   (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                                      -8-

                           C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES SERIES 1999-CB1
                                                       September 27, 1999
Number and Aggregate Principal Amounts of Bankruptcy Loans

                                                  Group 1
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                   100            5,843,879.52         9.60%
                              -------------------------------------------------------

                                                  Group 2
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                   36            2,950,524.43            2.60%
                              -------------------------------------------------------

                                                  Group Totals
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                   136            8,794,403.95           5.04 %
                              -------------------------------------------------------


Number and Aggregate Principal Amounts of REO Loans

                                                  Group 1
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                   4               139,472.67              0.23 %
                              -------------------------------------------------------

                                                  Group 2
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                   2                59,825.12               0.05%
                              -------------------------------------------------------

                                                  Group Totals
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                   6               199,297.79                0.11 %
                              -------------------------------------------------------

                                                                                   (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION
                                      -9-